UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 8, 2005

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

                  Federal                                              000-50901                                    20-0945587
(State or other jurisdiction                                (Commission File                             (I.R.S. Employer
        of incorporation)                                             Number)                                  Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
       CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

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Item 5.02(b) Departure of Director

On September 8, 2005, Home Federal Bancorp, Inc. issued a press release announcing the retirement of Richard J. Schrandt from the Board of Directors of Home Federal Bancorp, Inc. and its subsidiary, Home Federal Bank as well as Home Federal MHC, effective October 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

        (c)          Exhibits

        99.1       Press release of Home Federal Bancorp, Inc. dated September 8, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                    HOME FEDERAL BANCORP, INC.

Date: September 8, 2005                                                    By: /s/ Daniel L. Stevens
                                                                                           Daniel L. Stevens
                                                                                           President and Chief Executive Officer

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Exhibit 99.1

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                                                                                            Contact:
                                                                                            Home Federal Bancorp, Inc.
                                                                                            Daniel L. Stevens, Chairman, President & CEO
                                                                                            Robert A. Schoelkoph, SVP,Treasurer & CFO
                                                                                            208-466-4634
                                                                                            www.myhomefed.com

PRESS RELEASE - For Immediate Release

HOME FEDERAL BANCORP, INC. ANNOUNCES RETIREMENT OF BOARD MEMBER

Nampa, ID (September 8, 2005) - Home Federal Bancorp, Inc. (the "Company") (Nasdaq: HOME), the parent company of Home Federal Bank, announced today the retirement of Richard J. Schrandt from the Board of Directors of Home Federal Bancorp, Inc., Home Federal Bank and Home Federal MHC effective October 31, 2005.

Mr. Schrandt has been a director of Home Federal Bank since 1995 and presently serves on the Company's Audit Committee. He is a retired Certified Public Accountant and was the owner of D&B Supply from 1985 to 2002. Prior to that, he was a financial analyst and controller with Peavey Company/ConAgra for 11 years and an auditor for Arthur Andersen & Co. for three years.

Home Federal Bancorp, Inc. is a savings and loan holding company headquartered in Nampa, Idaho. It is the parent company of Home Federal Bank, a federal savings bank that was originally organized as a building and loan association in 1920. The Company serves the Treasure Valley region of southwestern Idaho, which includes Ada, Canyon, Elmore and Gem Counties, through our 15 full-service banking offices and two mortgage loan centers. For more information, visit the Company web site at www.myhomefed.com.

Forward Looking Statements:

Statements in this report regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. Actual results could be materially different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ include but are not limited to, regulatory capital requirements, future earnings and cash flow of the Company, regulatory changes and general economic conditions. Additional factors that could cause actual results to differ materially are disclosed in Home Federal Bancorp, Inc.'s recent filings with the SEC, including but not limited to Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.

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